4. Premises and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Premises and Equipment

Major classifications of premises and equipment at December 31, 2017 and 2016 are summarized as follows:

(Dollars in thousands)
	2017	2016

Land	$3,700	3,670
Buildings and improvements	19,312	16,398
Furniture and equipment	21,115	19,996
Construction in process	847	-

Total premises and equipment	44,974	40,064

Less accumulated depreciation	25,063	23,612

Total net premises and equipment	$19,911	16,452

The Company recognized approximately $2.1 million in depreciation expense for the year ended December 31, 2017. Depreciation expense was approximately $2.1 million and $2.4 million for the years ended December 31, 2016 and 2015, respectively.